SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ___________________

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  August 14, 2006

                      United Mortgage Trust
      (Exact Name of Registrant as Specified in its Charter)

                             Maryland
           (State or Other Jurisdiction of Incorporation)

         000-32409				75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

                  1702 N Collins Blvd. Suite 100
                      Richardson TX 75080
        (Address of Principal Executive Office) (Zip Code)

                         (214) 237-9305
        (Registrant's Telephone Number, Including Area Code)

                                 N/A

    (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17
CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

	On August 14, 2006, United Mortgage Trust (the "Company") entered into an Advisory Services Agreement (the "Agreement") with UMTH General Services, L.P. ("UMTHGS"), effectve August 1, 2006. A complete copy of the Agreement is filed with this Current Report as Exhibit 10.1 and incorporated herein by this reference. UMTHS will replace UMT Advisor, Inc. as the Company's advisor. As part of the Agreement, UMT Advisors resigned as the Company's advisor.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

Exhibit
 Number         Description
--------        -------------------------------------
10.1            Advisory Services Agreement between United Mortgage Trust
		and UMTH General Services, L.P. dated August 14, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 16, 2006               UNITED MORTGAGE TRUST


                              By: /s/ Christine A Griffin
                                   ----------------------------------
                                   Name:  Christine A Griffin
                                   Title: President, Chief Executive Officer,
					  Chief Financial Officer

EXHIBIT 10.1

                         ADVISORY SERVICES AGREEMENT BETWEEN
                             UNITED MORTGAGE TRUST AND
                            UMTH General Services, LP.

	This AGREEMENT, executed on August 14, 2006, is effective August 1, 2006, between UNITED MORTGAGE TRUST (the "Company") a Maryland real estate investment trust, and UMTH General Services, LP, (the "Advisor"), a Delaware Limited Partnership.

W I T N E S S E T H:

	WHEREAS, the Company is a real estate investment trust organized under the laws of the State of Maryland, which intends to qualify as a real estate investment trust as defined in the Internal Revenue Code of 1986, as the same may be amended or modified from time to time (which, together with any regulations and rulings there under, is hereinafter called the "Code"), and to invest its funds in the investments permitted in its Declaration of Trust;

	WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering certain of its securities to be offered to the public, and the Company may thereafter sell additional securities or otherwise raise additional capital;
and

	WHEREAS, the Company desires to avail itself of the experience, sources of information, advice, assistance and certain facilities available to the Advisor and to have the Advisor undertake the duties and responsibilities hereinafter set forth, on behalf of and subject to the supervision of the Trustees of the Company (the "Trustees") all as provided hereinafter set forth;

	WHEREAS, the Advisor is willing to render such services, subject to the supervision of the Trustees, on the terms and conditions hereinafter set forth;

	NOW, THEREFORE, in consideration of the mutual covenants herein contained, IT IS AGREED as follows:

      1. Definitions. When capitalized and used herein, the following terms shall have the meaning set forth below.

(a)	"Offering Administration Fees" shall have the meaning ascribed to that term in Section 10(a).

(b)	"Adjusted Contributions" shall mean (i) the product of $20 times the number of Shares, reduced by (ii) the total of cash distributed to Shareholders with respect to the Shares from Disposition Proceeds and the return (if any) of uninvested Net Offering Proceeds.

(c)	"Administrator" shall mean the Advisor's President who shall be an officer and director of the Advisor and who, subject to the Trustees, will manage the day-to-day operations of the Company.

(d)	"Affiliate" shall mean (i) any Person directly or indirectly controlling, controlled by or under common control with another Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities or beneficial interest in such other Person, (iii) any officer, director, trustee, or general partner of such Person, and (iv) if such other Person is an officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.

(e)	"Affiliated Programs" shall mean any and all REITs, partnerships or other entities, which may in the future be formed by the advisor, or its Affiliates to engage in businesses which may be competitive with the Company and which have similar investment objectives as the Company (or programs with dissimilar objectives for which a particular Mortgage Investment may nevertheless be suitable). An Affiliated Program may have the same management as the Company.

(f)	"Average Invested Assets" shall mean the average of the aggregate book value of the assets of the Company for any period invested, directly or indirectly, in Mortgage Investments, Interim Mortgages, Land Development
Loans and short-term investments before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

(g)	"Capital Distributions" shall mean Distributions of: (i) non-reinvested principal payments and (ii) Proceeds of Mortgage Prepayments, Sales and Insurance.

(h)	"Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

(i)	"Declaration of Trust" shall mean the Declaration of Trust of the
Company, as amended and/or restated from time to time.

(j)	"Disposition Proceeds" shall mean: (1) Proceeds of Mortgage prepayments,
Sales and Insurance and (2) payments of principal when due which are paid to the Company with respect to Mortgage Investments and other Mortgages.

(k)	"Distributions" shall mean any cash distributed to Shareholders arising from their interest in the Company.

(l)	"Gross Offering Proceeds" shall mean the total proceeds from the sale of Shares pursuant to the Prospectus before deductions for Organization and Offering expenses. For purposes of calculating Gross Offering Proceeds, the purchase price of all Shares shall be deemed to be $20 per Shares.

(m)	"Independent Trustees" shall mean the Trustees who (1) are not affiliated, directly or indirectly, with the Advisor, a Sponsor or any of their Affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of the Advisor, a Sponsor or any of their Affiliates, (2) do not serve as a director or Trustee of more than two other REITs organized by a Sponsor or advised by the Advisor and (3) perform no other services for us, except as Trustees. For this purpose, an indirect relationship shall include circum-stances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Advisor, a Sponsor or the Company.

(n)	"Interim Mortgages" shall mean loans of 12 months or less in term, made to investors for the purchase, renovation and sale of single family homes. Interim Mortgages are "Mortgage Investments" as the term is defined herein.

(o)	"Land Development Loans" shall mean loans secured by any: (i) first and subordinate liens on land designate for development of single family lots, (ii) single family lots, or (iii) pledges of partnership interests in either (i) or
(ii) above. Land Development Loans are "Mortgage Investments" as the term is defined herein.

(p)	"Mortgage Investments" shall mean the Company's investments in
Mortgages, Interim Mortgages, Land Development Loans and other real estate secured investments as approved by the Company's Trustees from time to time. Until the Company's funds are invested in Mortgage Investments, Interim Mortgages or Land Development Loans the Company will invest its funds in short-term investments, including investments with various financial institutions (meeting certain asset or net worth requirements), which may not be insured or guaranteed by a government or government-sponsored entity.

(q)	"Mortgage Prepayments, Sales or Insurance" shall mean any Company transaction (other than the receipt of base interest, principal payments when due on a Mortgage Investment and the issuance of Shares) including without limitation prepayments, sales, exchanges, foreclosures, or other dispositions of Mortgage Investments held by the Company or the receipt of insurance proceeds or of guarantee proceeds from any insurer or recoursing party or otherwise, or any other disposition of Company assets.

(r)	"Mortgages" shall mean, in a broad sense, beneficial interest in whole mortgages, mortgage certificates, mortgage-backed securities, participation certificates backed by either a single mortgage or a pool of mortgages or interests in pass-through entities which, under the REIT provisions of the Internal Revenue Code could be considered to be qualifying real estate assets for purposes of the Company's qualification as a REIT (e.g. regular interest in a REMIC).

(s)	"Net Income" shall mean, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to allowances or reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include any gain from the sale or other disposition of our Mortgage Investments or other assets.

(t)	"Net Offering Proceeds" shall mean the Gross Offering Proceeds received by us with respect to the sale of Shares less Organization and Offering
Expenses.

(u)	"Organization and Offering Expenses" shall mean all expenses incurred by and to be paid from our assets in connection with and in preparing ourselves for registration and subsequently offering and distributing the Shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees. For the purposes of determining
"Organization and Offering Expenses", any volume discounts that are given by the Selling Group Manager shall be deemed to be part of the selling commissions paid to brokers for selling the Shares.

(v)	"Person" shall mean and include individuals, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

(w)	"Proceeds of Mortgage Prepayments, Sales and Insurance" shall mean receipts from Mortgage Prepayments, Sales or Insurance less the following:

		 (i) the amount paid or to be paid in connection with or as an expense of such Mortgage Prepayments, Sales or Insurance; and

		 (ii) the amount necessary for the payment of all debts and obligations of the Company including but not limited to fees to the Advisor or Affiliates and amounts, if any, required to be paid to, arising from or otherwise related to the particular Mortgage Prepayments, Sales or Insurance.

(x)	"Prospectus" shall mean the final prospectus in connection with the registration of Shares filed with the Securities and Exchange Commission on Form S-11, as amended, and any subsequent prospectus pursuant to additional registrations of shares for sale.

(y)	"REIT" shall mean a corporation or trust, which qualified as a real estate investment trust described in Sections 856 through 860 of the Code (the
"REIT" provisions").

(z)	"REMIC" shall mean a real estate mortgage investment conduit described in section 860A through 860G of the code.

(aa)	"Shareholder" shall mean a holder of the Shares.

(bb)	"Shares" shall mean the shares of beneficial interest, par value $.01 per share of the Company.

(cc)	"Sponsor" shall mean any person directly or indirectly instrumental in organizing us, wholly or in part, or any Person who will control, manage or participate in our management and any Affiliate of such Person, but does not include (1) any person whose only relationship with us is that of an independent asset manager whose only compensation from us is as such, and
(2) wholly-independent third parties such as attorneys, accountants, and underwriters whose only compensation from us is for professional services.

(dd)	"Subordinated Incentive Fee" shall mean the fee payable to the Advisor in accordance with the provisions of Section 11.

(ee)	"Total Operating Expenses" shall mean all of our operating, general, and administrative expenses as determined by generally accepted accounting principles, exclusive of the expenses of raising capital, interest payments, taxes, non-cash expenditures (i.e. depreciation, amortization, bad debt reserve), Offering Administration Fees and other costs related directly to a specific Mortgage Investment by us, such as expenses for originating, acquiring, servicing or disposing of a Mortgage Investment.

      2. Duties of Advisor. The Company retains the Advisor as the advisor of the Company to perform the services hereinafter set forth, and the Advisor hereby accepts such appointment, subject to the terms and conditions herein-after set forth. In performance of this undertaking, subject to the supervision of the Trustees and consistent with the provisions of the Company's Declaration of Trust, the Advisor shall:

(a)	develop underwriting criterion and a model for the Company's investment portfolio;

(b)	acquire, originate, retain or sell Mortgage Investments;

(c)	seek out, present and recommend investment opportunities consistent with the Company's investment policies and objectives, and negotiate on behalf of the Company with respect to potential investments or the disposition thereof;

(d)	pay the debts and fulfilling the obligations of the Company, and handle, prosecute and settle any claims of the Company, including foreclosing and otherwise enforcing mortgages and other liens securing Mortgage Investments

(e)	obtain for the Company such services as may be required for mortgage brokerage and servicing and other activities relating to the investment portfolio of the Company;

(f)	evaluate, structure and negotiate prepayments or sales of Mortgage
Investments;

(g)	from time to time, or as requested by the Trustees, make reports to the
Company as to its performance of the foregoing services;

(h)	supervise other aspects of the business of the Company;

(i)	manage the structuring and registration of additional shares of United
Mortgage Trust;

(j)	develop UMT administrative budget;

(k)	administer day-to-day UMT operations;

(l)	coordinate marketing and sales of UMT shares;

(m)	develop and maintain UMT web site;

(n)	administer Share Repurchase and Dividend Reinvestment Programs;

(o)	coordinate engagement of market makers and listing UMT shares when and if directed to do so by Trustees of UMT;

(p)	develop institutional and retail secondary market interest in UMT shares when and if directed to do so by Trustees of UMT;

(q)	arrange note warehousing credit facility;

(r)	negotiate loan purchases;

(s)	develop and monitor investment policies and

(t)	otherwise manage UMT assets.

   3. Fiduciary Relationship. The Advisor, as a result of its relationship with the Company pursuant to this Agreement, stands in a fiduciary relation-ship with the Shareholders of the Company.

   4. No Partnership or Joint Venture. The Company and the Advisor are not partners or joint venturers with each other and nothing herein shall be construed to make them partners or joint venturers or impose any liability as such on either of them.

   5. Records. At all times, the Advisors shall keep the books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Company at any time during the ordinary business hours of the Advisor.

   6. Prohibited Activities. Anything else in this Agreement to the contrary notwithstanding, the Advisor shall refrain from any action (including, without limitation, furnishing or rendering services to tenants of property or managing or operating real property) which, in its sole judgment made in good faith, or, in the judgment of the Trustees, provided that the Trustees give the Advisor written notice to such effect, could (a) adversely affect the status of the Company as a real estate investment trust pursuant to Section 855 of the Code;
(b) violate any law, rule, regulation or statement of policy of any governmental body or agency having jurisdiction over the Company or over its securities; or (c) be prohibited by the Company's Declaration of Trust.

   7. Bond. If required by the Trustees, the Advisor will maintain a fidelity bond or bonds with a responsible surety company in such amounts as may be required by the Trustees, covering all officers thereof together with employees and agents of the Advisor handling fund of the Company and investment documents or records pertaining to investments of the Company. Such bonds shall inure to the benefit of the Company with respect to losses from acts of such officers, employees and agents through theft, embezzlement, fraud, negligence, error or omission or otherwise.

   8. Information Furnished Advisor.

   (a) The Advisor shall make recommendations to the Trustees as to the investment policy of the Company, including specific types of Mortgage Investments and geographical areas of investment, the capitalization policies of the Company and other matters for consideration. The Trustees shall at all times, keep the Advisor fully informed as to the investment policy of the Company, including any specific types of Mortgage Investments desired, the desired geographical areas of investment, the capitalization policy of the Company (including the policy with regard to the incurrence of indebtedness by the Company) and their intentions as to the future operations of the Company. In particular, the Trustees shall notify the Advisor promptly of their intention either to sell or otherwise dispose of any of the Company's investments, to make any new investments, to incur any indebtedness or to issue any additional Shares in the Company or amend the Declaration of Trust.

   (b) The Company shall furnish the Advisor with a certified copy of all financial statements of the Company, a signed copy of each report prepared by the independent certified public accountants, copies of any amendments to the Declaration of Trust and such other information with regard to the Company's affairs as the Advisor may from time to time reasonable request.

      9. Consultation and Advice. In addition to the services described above, the Advisor shall consult with the Trustees and shall, at the request of the Trustees of the Company, furnish advice and recommendations with respect to other aspects of the business and affairs of the Company.

      10. Offering Administration Fees, Trust Administration Fees and Real Estate Commissions Paid to the Advisor.

      (a) The Company shall pay to the Advisor non-recurring offering administration fees for services rendered in connection with managing offering of the Company equal to 3% of net offering proceeds of any future offering. Offering administration Fees are not paid on dividend reinvestment proceeds. When due and payable, Offering Administration Fees shall be paid upon receipt of net offering proceeds.

      (b) The Company shall pay to the Advisor a monthly trust administration fee equal to 1/12th of 1% of the amount of Unpaid Principal Balance of its Mortgage Investments and other short-terms investments.

      (c) If the Company forecloses on a property securing a Mortgage and sells such property, the Advisor or an Affiliate of the Advisor may be entitled to a real estate commission equal to the lesser of (i) 3% of the gross sales price of such property received by the Company or (ii) one-half on the normal and competitive rate customarily charged by unaffiliated parties rendering similar services, and such fees only shall be paid if the Advisor or Affiliate thereof provides a substantial amount of services in the sales effort.

      11. Subordinated Incentive Fee Paid to the Advisor.

      (a) When the audited annual financial statements of the Company are received each year, the Advisor shall determine if the following condition is satisfied:

 For the year then ended, the Company's Net Income equals or exceeds a 10% per annum return on its Adjusted Contributions. The determination of the Company's annual return on its Adjusted Contributions shall be made by dividing the Company's total Net Income for that year by the average of the month end Adjusted Contributions during that year.

If the Company's Trustees agree that the condition is satisfied, the Company will, subject to the restrictions set forth in subsection (c) below, pay the Advisor a Subordinated Incentive Fee in an amount calculated in accordance with subsection (b) below.

      (b) The Subordinated Incentive Fee to be paid at that time shall be equal to 25% of the amount by which the Company's Net Income for that year exceeds a 10% per annum return on its Adjusted Contributions, computed as provided set forth in subsection (a) above.

      (c) In no event may the Subordinated Incentive Fee exceed the amount permitted under section IV.D. of the Statement of Policy on Real Estate Investment Trusts adopted by the North American Securities Administrators Association and in effect on the date of the Prospectus.

      12. Options Issuable to the Advisor. The Advisor shall also receive options to purchase 10,000 Shares in the Company for each full year of service as the Advisor in which it earned Subordinated Incentive Fee (up to a maximum of options for 100,000 Shares). Such options shall be exercisable at a price equal to the initial public offering price of the Shares under the Prospectus and shall expire, if unexercised, 5 years from the date those options were earned. Any options the exercise of which could cause the Company to fail to qualify as a REIT ("Disabled Options") shall not be exercisable until such time as they are no longer Disabled Options. The expiration date of options shall be extended by any periods of time that they were Disabled Options.

      13. Statements. Prior to the payment of any fees hereunder, the Advisor shall furnish to the Company a statement showing the computation of the fees, if any, payable under Sections 10, 11, 12 and 14 herein.

      14. Compensation for Additional Services. In the event the Company forecloses on a property on which it owns a Mortgage, the Company may be required to take over the management of the property. In such cases, the Advisor or an Affiliate of the Advisor may be retained to provide property management services at rates and on terms no less favorable to the Company than those customary for similar services, if such entity has knowledge of and experience in the area. In no case shall such fee (including all rent-up, leasing, and re-leasing fees and bonuses paid to any person) exceed 10% of the gross revenues from such properties.

15. Expenses of the Company.

      (a) The Company shall pay all of its expenses, except those set forth in section 16 herein. Without limiting the foregoing, it is specifically agreed that the following expenses of the Company shall be paid by the Company and shall not be borne by the Advisor:

(u)	the cost of money borrowed by the Company;

(ii) taxes on income and taxes and assessments on real property and all other taxes applicable to the Company;

(iii) fees and expenses paid to independent contractors, affiliated and unaffiliated mortgage servicers, consultants, managers and other agents employed by or on behalf of the Company;

(iv) expenses directly connected with the ownership and distribution of investments, or other property, and with the origination or purchase of Mortgages (including the cost of foreclosure, insurance premiums, legal services, brokerage and sales commissions, maintenance, repair and improvement of property);

(v) expenses of maintaining an managing real estate equity interest, processing and servicing Mortgages, and other loans and managing the Company's other investments;

(vi) insurance coverage in connection with the business of the Company (including officers' and trustees' liability insurance);

(vii) the expenses of revising, amending, converting, modifying or terminating the Company or revising, amending or modifying its organizational documents;

(viii) expenses connected with payments of dividend or interest or distribution in cash or any other form made or caused to be made by the Trustees to Shareholders;

(ix) all expenses connected with communications to Shareholders and other bookkeeping and clerical work necessary in maintaining relations with the Shareholders, including the cost of printing and mailing certificated for securities;

(x) the cost of any accounting, statistical or bookkeeping equipment necessary for the maintenance of the books and records of the Company;

(xi) transfer agent's or registrar's fees and charges;

(xii) other legal, accounting and auditing fees and expenses as well as any costs incurred in connection with any litigation in which the Company is involved and in the examination, investigation or other proceedings conducted by any regulatory agency with respect to the Company;

(xiii) salaries, benefits and all other costs associated with the personnel employed by the Company.

(xiv) rent, telephone, utilities, office furnishings and other office expenses of the Company.

(xv) costs associated with affecting the registration and sale of shares of the Company including but limited to legal, accounting, printing, filing fees (federal and state), selling concessions, wholesaling and marketing reallowances, travel and entertainment, and due diligence fees.

   (b) The Company shall reimburse the Advisor and its Affiliates for (i) the actual costs of the Advisor or its Affiliates of goods, materials and services used for and by the Company obtained from unaffiliated parties; (ii) the costs of certain personnel employed by the Company and directly involved in the organization and business of the Company (including persons who may also be employees or officers of the Advisor and its Affiliated) and for legal, accounting, transfer agent, loan servicing, reinvestment and redemption plan administration, data processing, duplicating and investor communications services performed by employees or officers of the Advisor and its Affiliates which could be performed directly for the Company by independent parties.

   (c) The Company will reimburse the Advisor for any travel expenses incurred in connection with the services provided hereunder and for advertising expenses incurred by it in seeking any investment or seeking the disposition of any investments held by the Company.

16. Expenses of the Advisor. Except as otherwise provided herein and without regard to the amount of compensation received hereunder by the Advisor, the Advisor shall bear the following expenses:

      (a) employment expenses of the Advisor's or its Affiliates' personnel (including partners and directors and officer thereof), including, but not limited to, fees, salaries, wages, payroll taxes, travel expense (except as set forth pursuant to Section 15(c) above) and the cost of employee benefits plans and temporary help expenses;

      (b) rent, telephone, utilities, office furnishings and other office expenses of the Advisor (except those relating to any office space occupied by the Advisor that is maintained by the Company); and

      (c) such other items generally falling under the category of the Advisor's overhead directly related to performance of services for which it is otherwise receiving fees hereunder.

      17. Limitations of Expenses and Refund by Advisor. The annual Total Operating Expenses of the Company may not exceed in any fiscal year the greater of (a) 2% of the Average Invested Assets if the Company during such fiscal year or (b) 25% of the Company's Net Income during such fiscal year. The Independent Trustees have the fiduciary responsibility of limiting the Company's annual Total Operating Expenses to amounts that do not exceed the limitations described above. A majority of the Trustees (including a majority of the Independent Trustees) may, however, determine that a higher level of Total Operating Expenses is justified for any period.

      Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceeds both the 2% of the Average Invested Assets of the Company and 25% of the Company's Net Income, there shall be sent to Shareholders a written disclosure of such fact together with an explanation of the Independent Trustees' conclusion that those excess expenses are justified. In the event the Independent Trustees do not determine that such excess expenses are justified, within 60 days after the end of the end of the Company's fiscal year, the Advisor shall reimburse the Company the excess amount. Offering Administration Fees payable to the Advisor are not included as part of the Total Operating Expenses for purposes of such reimbursement.

      18. Consideration to be Paid by Advisor. As consideration of the granting of the Advisory Agreement, Advisor agrees to (i) pay consideration of $500,000 to UMT and (ii) assume responsibility for payment of $377,300 owed UMT by UMT Advisors, Inc. Payment of (i) and (ii) above will be made in twelve equal installments. UMT shall have the right to offset the monthly Trust Administration Fee in an amount equal to the monthly installments.

      19. Other Activities of the Advisor. Nothing in this Agreement shall prevent the Advisor or any of its Affiliates from engaging in other business activities related to real estate, mortgages or other investments whether similar or dissimilar to those made by the Company or from acting as advisor to any other person or entity having investment policies whether similar or dissimilar of those of the Company (including real estate investment trusts). However, before the Advisor, its officers and directors, and any person controlled by the partners of the Advisor or their officers and directors may take advantage of an opportunity for their own account or present or recommend it to others (except for the presentation and recommendation of equally suitable investment opportunities to Affiliated Programs, which shall be governed by the procedures set forth in the Prospectus), they are obligated to present an investment opportunity to the Company if (i) such opportunity is compatible with the Company's investment objectives and policies, (ii) such opportunity is of a character which could be taken by the Company, and
(iii) the Company has the financial resources to take advantage of such opportunity.

      20. Term; Termination of Agreement. This Agreement shall continue in force through July 31, 2007 unless terminated as provided below.

      Notwithstanding any other provision to the contrary, upon 60 days' written notice prior to the end of the term of this Agreement, this Agreement shall be terminable without penalty and with or without cause by the Advisor or by a majority of the Independent Trustees.

      In the event of the termination of this Agreement, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Trustees in making an orderly transition of the advisory function.

      21. Amendments. This Agreement shall not be changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or permitted assigns, or otherwise as provided herein.

      22. Assignment. This Agreement may not be assigned by the Advisor without the written consent of the Company, except to a corporation or other person which controls, is controlled by, or is under common control with the Advisor, or a corporation, association, trust or other successor organization which may take over the property and carry on the affairs of the Advisor. Any assignee of the Advisor shall be bound hereunder to the same extent as the Advisor. The Company without the written consent of the Advisor shall not assign this Agreement, except to a corporation, association, trust or other organization that is a successor to the Company. Such successor shall be bound hereunder to the same extent as the Company. Notwithstanding anything to the contrary contained herein, the economic rights of the Advisor hereunder, including the right to receive all compensation hereunder, may be sold, transferred or assigned by the Advisor without the consent of the Company.

      23. Action Upon Termination. From and after the effective date of termination of this Agreement, pursuant to Section 20 hereof, the Advisor shall not be entitled to compensation for further service rendered hereunder but shall be paid all compensation and reimbursed for all expenses accrued through the date of termination, including a proportionate share of any Subordinated Incentive Fee and options to purchase shares in the Company which may be payable pursuant to Sections 10 and 11 as a result of any subsequent maturing, disposition, financing or retirement of an investment by the Company, with that proportionate share to be based upon the portion of the total period that the investment was held by the Company in which the Advisor provided services hereunder. The Advisor shall forthwith upon termination:

(a) pay over to the Company all moneys collected and held for the account of the Company pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

(b) deliver to the Company a full accounting, including a statement showing all payments collected by it and a statement of all moneys held by it, covering the period following the date of the last accounting furnished to the Company; and

(c) deliver to the Company all property and documents of the Company then in the custody of the Advisor.

      24. Incorporation of the Declaration of Trust. To the extent the Declaration of Trust imposes restrictions on the Advisor or grants the Advisor certain rights which are not set forth in this Agreement, the Advisor shall abide by such obligations or restrictions and such rights shall inure to the benefit of the advisor with the same force and effect as if they were set forty herein.

      25. Miscellaneous.

(a) The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Company in following or declining to follow any advice or recommendations of the Advisor. Neither the Advisor nor its directors, officers and employees shall be liable to the Company, the Shareholders or to any successor or assigned to the Company, except by reason of acts constituting bad faith, gross negligence or reckless disregard of their duties. This shall in no way affect the standard for indemnification but shall only constitute a standard of liability. The duties to be performed by the Advisor pursuant to this Agreement may be performed by it or by officers, director or by Affiliates of the foregoing under the direction of the Advisor or delegated to unaffiliated third parties under its direction.

(b) The advisor shall look solely to the assets of the Company for satis-faction of all claims against the Company, and in no event shall any Shareholder of this Company have any personal liability for the obligation of the Company under this Agreement.

      26. Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing, and shall be given by delivering such notice by hand or by certified mails, return receipt requested, postage pre-paid, at the following addresses of the parties hereto:

      United Mortgage Trust		UMTH General Services, L.P.
      1702 N. Collins			1702 N. Collins
      Suite 100				Suite 100
      Richardson, TX 75080		Richardson, TX 75080

	Either party may at any time change its address for the purpose of this Section 26 by like notice.

      27. Headings. The section headings herein have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

      28. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Texas as at the time in effect.

	IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed as of the day and year first above written.

[Signature page follows]



UNITED MORTGAGE TRUST


By:_______________________
    Christine Griffin, Chairman


UMTH General Services, LP.


By:________________________
     Michael Grant, President


TERMINATION OF ADVISORY SERVICES AGREEMENT BETWEEN
UNITED MORTGAGE TRUST AND UMT ADVISORS, INC.

In consideration for the assumption of liability in Section 18 (ii) above, UMT Advisors, Inc. consents to the termination of the Advisory Services Agreement between United Mortgage Trust and UMT Advisors, Inc. effective with the execution of this agreement.


UMT Advisors, Inc.


By:________________________
     Todd Etter, Chairman